Exhibit 99.1

UpHealth and GigCapital2 Announce Closing of Business Combinations

UpHealth, Inc. to Begin Trading on the NYSE under the ticker symbol “UPH” on June 10, 2021

Palo Alto, CA, Delray Beach, FL, and Columbus, OH – June 9, 2021 – GigCapital2, Inc. (“GigCapital2”) (NYSE: GIX, GIX.U, GIX.RT, and GIX.WS) today announced the completion of its previously announced business combinations with UpHealth Holdings, Inc. (“UpHealth Holdings”) and Cloudbreak Health, LLC (“Cloudbreak Health”). The business combinations were approved by GigCapital2 stockholders on June 4, 2021.

The combined company has changed its name to UpHealth, Inc., and its common stock and warrants will begin trading on the New York Stock Exchange under the new symbols “UPH” and “UPH.WS”, respectively, on June 10, 2021. Each GigCapital2 unit will now separate into its components consisting of one share of common stock, one warrant, and a right for one-twentieth of a share of stock that will also be issued at the closing, and, as a result, both the GigCapital2 units and the GigCapital2 rights will no longer trade as separate securities.

“With the completion of our business combinations, we are now in the position to accelerate the expansion of our unique digital care management model,” said Dr. Ramesh Balakrishnan, Chief Executive Officer of UpHealth Holdings. “With access to significant growth capital allowing us to rapidly deploy our solutions that connect the dots across the care continuum, UpHealth, Inc., as a public company, will have a stronger capital structure and a public currency to drive both organic and inorganic growth strategies.”

“This combination gives us the opportunity to live our mission on a global scale, resolving health disparities, reshaping healthcare and powering its digital transformation,” said Jamey Edwards, Chief Executive Officer of Cloudbreak Health. “We look forward to putting all of UpHealth’s digital health solutions at the fingertips of clinical teams worldwide, delivering a more engaging and satisfying healthcare experience, pioneering new care models and moving healthcare to how it should be: caring, connected and cost effective.”

Dr. Chirinjeev Kathuria, Chairman of UpHealth Holdings, commented, “We are honored to partner with GigCapital2 to allow UpHealth, a rapidly growing, global, and profitable digital health leader, to continue to increase its impact at scale in a healthcare market ripe for much needed change and innovation.”

“We are very excited to complete these business combinations with the strong support of stockholders and look forward to helping the UpHealth team accelerate its growth as a public company by utilizing GigCapital’s Private-to-Public Equity™ methodology to drive shareholder value. The transaction proceeds will expand sales and marketing, fund development to accelerate product offerings, and inorganic growth through accretive M&As,” said Dr. Avi Katz, Founding Managing Partner of GigCapital Global and Executive Chairman of GigCapital2.

Oppenheimer & Co. Inc. and Nomura Securities International, Inc. serve as Financial and Capital Markets Advisors, DLA Piper LLP (US) serves as legal counsel, and BPM LLP serves as auditors to GigCapital2. Needham & Company serves as exclusive financial advisor, Husch Blackwell LLP serves as legal counsel, and Plante Moran, PLLC serves as auditors to UpHealth. Sidley Austin LLP serves as legal counsel to Cloudbreak.

About UpHealth Holdings, Inc.

UpHealth is a global comprehensive digital health technology and tech-enabled services platform that empowers providers, health systems and payors globally to manage care for people with complex medical, behavioral and social needs, while dramatically improving access to primary care.

For more information, please visit https://uphealthinc.com and follow us at @UphealthInc on Twitter, UpHealth Inc. on LinkedIn and @uphealthinc on Instagram.

About Cloudbreak Health

Cloudbreak Health (www.cloudbreak.us) revolutionized patient and provider communication with the introduction of video remote interpreting (VRI), establishing Cloudbreak as a pioneer in telehealth technology. Cloudbreak Health continues to innovate with Cloudbreak Telehealth Solutions, including telepsychiatry, telestroke, tele-quarantine, remote patient monitoring and other specialties. Committed to overcoming healthcare disparities and bringing language access to the point of care, Cloudbreak Health seamlessly integrates their language access solution, Martti, into a host of platforms, including Epic, Zoom, and Caregility. Performing more than 1.5 million minutes of telemedicine consultation each month on over 14,000 video endpoints at 1,800+ healthcare locations nationwide, Cloudbreak Telehealth simplifies how providers care for patients, putting a full care continuum at their fingertips 24/7. Follow Cloudbreak on Twitter @cloudbreakhlth or the hashtag #HumanizeHealthcare.

About GigCapital Global and GigCapital2, Inc.

GigCapital Global (www.gigcapitalglobal.com) is a Private-to-Public Equity (PPE)™ investment group, sponsoring and operating Special Purpose Acquisition Companies (“SPAC”, also known as Blank-Check companies). Founded in 2017 by Dr. Avi Katz, the GigCapital Group and its sponsored SPACs are led by an affiliated team of technology industry experts, deploying a unique Mentor-Investors™ methodology to partner with exceptional privately-held and U.S. and non-U.S. public technology companies led by dedicated, innovative entrepreneurs. The GigCapital Group companies offer financial, operational and executive mentoring to U.S. and global private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of the GigCapital Group with these companies continues through an organic and roll-up strategy growth post the transition to a public company. For more information, visit www.gigcapitalglobal.com.

GigCapital2, Inc. (NYSE: GIX, GIX.U, GIX.RT, and GIX.WS) (www.gigcapital2.com), GigCapital4, Inc. (Nasdaq: GIG, GIGGU and GIGGW), and GigInternational1, Inc. (NASDAQ: GIWWU) are part of the GigCapital Group portfolio of Private-to-Public Equity (PPE)™ companies.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our management team’s current expectations and beliefs in light of their collective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including regulatory approvals, the ability of UpHealth to continue to meet the NYSE listing standards, product and service acceptance, and that UpHealth will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of UpHealth’s filings with the SEC, and in UpHealth’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to UpHealth as of the date hereof, and UpHealth assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts

For GigCapital2:

Brian Ruby, ICR, Brian.ruby@icrinc.com

For UpHealth

Investors: Reed Anderson, reed.anderson@icrinc.com, +1 612-710-8617

Media: Sean Leous, sean.leous@westwicke.com, + 1 646-866-4012